UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
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☐  Soliciting Material Pursuant to §240.14a-12

HANESBRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANESBRANDS INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this Notice of Annual Meeting and Internet Availability because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. (HBI LOGO) HANESBRANDS INC. HANESBRANDS INC. 1000 EAST HANES MILL ROAD WINSTON-SALEM, NC 27105 Stockholder Meeting to be held on 04/28/09 Proxy Materials Available o Notice and Proxy Statement o Annual Report PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/14/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote R1HNS1

Meeting Information Meeting Type: Annual Meeting Date: 04/28/09 Meeting Time: 8:00 AM ET For holders as of: 02/20/09 Meeting Location: Jumeirah Essex House Grand Salon 160 Central Park South New York, NY 10019 For directions to the Jumeirah Essex House, call: 212-247-0300 or visit: www.jumeirahessexhouse.com How To Vote Vote In Person (GRAPHIC) To attend the meeting in person, you must present an admission ticket and some form of government-issued photo identification (such as a valid driver's license or passport). This Notice of Annual Meeting and Internet Availability will serve as your admission ticket. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet (GRAPHIC) To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the Web site and follow the instructions. R1HNS2

Voting items The Board of Directors recommends a vote “FOR” each nominee for director and “FOR” proposal 2. 1. Election of Directors Nominees: 01) Chaden 02) Griffin 03) Johnson 04) Mathews 05) Mulcahy 06) Nelson 07) Noll 08) Schindler 09) Ziegler 2. To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands’ independent registered public accounting firm for its 2009 fiscal year 3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof R1HNS3

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